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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 7, 1999


                             ADFlex Solutions, Inc.

             (Exact Name of Registrant as Specified in its Charter)


Delaware                            0-24416                  04-3186513

(State or other jurisdiction        (Commission File)        (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)

              2001 West Chandler Boulevard, Chandler, Arizona 85224

(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (602) 963-4584



          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         ADFlex Solutions, Inc. (the "Company") hereby incorporates by reference the description of the proposed transaction between the Company, Innovex, Inc. ("Parent") and Innovex Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), which is described in (1) the Agreement and Plan of Merger among the Company, Parent and Purchaser, dated as of July 1, 1999 (such agreement being Exhibit 2.1 attached hereto) and (2) the joint press release of the Company and Parent, dated July 1, 1999 announcing the proposed transaction (such press release being Exhibit 99.1 attached hereto).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

         2.1 Agreement and Plan of Merger, dated as of July 1, 1999, among ADFlex Solutions, Inc., Innovex, Inc. and Innovex Acquisition Corp.

         99.1 Joint press release of ADFlex Solutions, Inc. and Innovex, Inc., dated July 1, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  July 7, 1999.

                                            ADFLEX SOLUTIONS, INC.


                                                 /s/  Neil Dial
                                            By: _______________________________

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                             ADFLEX SOLUTIONS, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


        Exhibit No.                                 Exhibit
        -----------                                 -------
             2.1            Agreement and Plan of Merger, dated July 1, 1999, among
                            ADFlex Solutions, Inc., Innovex, Inc. and Innovex
                            Acquisition Corp.

            99.1            Joint press release of ADFlex Solutions, Inc. and
                            Innovex, Inc., dated July 1, 1999.